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CIGNA
CORPORATE VARIABLE
UNIVERSAL LIFE

SEMI-ANNUAL REPORT


[GRAPHIC]

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JUNE 30, 1999
CORPORATE INSURANCE





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SEMI-ANNUAL REPORT

CIGNA
CORPORATE VARIABLE
UNIVERSAL LIFE II


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JUNE 30, 1999
CORPORATE INSURANCE


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TABLE OF CONTENTS


PRESIDENT'S LETTER
ECONOMY AND FINANCIAL MARKETS
SCHEDULE OF CHANGES IN UNIT VALUES


FUND REPORTS


         THE ALGER AMERICAN FUND SEMI-ANNUAL REPORT
         Alger American Growth Portfolio
         Alger American MidCap Growth Portfolio
         Alger American Small Cap Portfolio

         BT INSURANCE FUNDS TRUST SEMI-ANNUAL REPORT
         Bankers Trust EAFE-Registered Trademark-Equity Index Fund Bankers Trust Small Cap Index Fund

         CIGNA VARIABLE PRODUCTS GROUP SEMI-ANNUAL REPORT
         CIGNA VP Investment Grade Bond Fund
         CIGNA VP Money Market Fund
         CIGNA VP S&P 500 Index Fund

         FIDELITY VARIABLE INSURANCE PRODUCTS FUND SEMI-ANNUAL REPORT Fidelity VIP Equity-Income Portfolio
         Fidelity VIP High Income Portfolio
         Fidelity VIP II Investment Grade Bond Portfolio

         JANUS ASPEN SERIES TRUST SEMI-ANNUAL REPORT
         Janus Aspen Series Worldwide Growth Portfolio

         MFS-Registered Trademark-VARIABLE TRUST-Registered Trademark-SEMI-ANNUAL REPORT
         MFS Emerging Growth Series
         MFS Total Return Series

         OCC ACCUMULATION TRUST SEMI-ANNUAL REPORT
         OCC Equity Portfolio
         OCC Managed Portfolio
         OCC Small Cap Portfolio

         TEMPLETON VARIABLE PRODUCTS SERIES FUND SEMI-ANNUAL REPORT Templeton International Fund Class I


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(PHOTO)           BYRON D. OLIVER
                  President




                                                              (LOGO)



                                                              P.O. Box 2975
                                                              Routing 17C
                                                              Hartford, CT 06104

Dear CIGNA Client:

It is a pleasure to provide you with this Semi-Annual report on the performance of your Corporate Variable Universal Life Insurance product for the period ending June 30, 1999.

The report includes financial data for each of the portfolio options available under your product. In addition, we have included a review of the Economy and Financial Markets for the Second Quarter 1999 by Robert DeLucia of CIGNA Investment Management. This overview deals with significant national and international trends affecting key markets. I hope you will take a few minutes to read it carefully.

Your Corporate Variable Universal Life Product is designed specifically to meet your needs in the corporate marketplace. The CIGNA Corporate Insurance Team is dedicated to meeting your executive benefit funding needs with the sophisticated financial solutions that are essential to attracting and retaining executive talent...the talent needed to grow a business in this increasingly competitive market.

We're extremely proud to have you as a client and look forward to an enduring partnership built on understanding, trust, and our ability to provide financial solutions of recognized value to your organization.

If you have any questions or comments about this report, please feel free to call Mike Dunn, Director of Administration for CIGNA's Corporate Insurance Department at 860.534.4144. Mike is available Monday through Friday, 8am to 5pm.


Sincerely,

/s/ Byron D. Oliver

Byron D. Oliver
President, CIGNA Retirement & Investment Services

                          ECONOMY AND FINANCIAL MARKETS

                               SECOND QUARTER 1999


ECONOMIC REVIEW

The U.S. economy continued to defy all predictions and performed in a superb fashion during the second quarter: solid economic growth, continued low inflation, excellent productivity, and a rebound in corporate profits. Most impressive is the combination of strong economic growth and continued low inflation. It appears that U.S. GDP expanded at a 3.5% rate in the second quarter, only slightly below the roughly 4% compound annual growth rate of the prior three-year period. Consumer spending and capital investment continue to be the twin engines of growth, although most other areas within the private sector participated in the strong second quarter advance. Importantly, the manufacturing sector has begun to strengthen, following more than a year of sustained weakness, as factory output accelerates to keep pace with surging final demand.

By way of contrast, foreign economies continue to struggle, despite some preliminary evidence that a turnaround might not be far away. Economic reports coming out of Europe, Japan, Latin America, the U.K., and emerging Asia were all somewhat better than expected, suggesting that the slide in foreign economies might be ending, and that a bottoming process has begun. Nevertheless, global GDP growth remained sluggish during the second quarter, with the U.S. still the only economic locomotive in the world.

With the exception of crude oil prices, general inflation remains under excellent control. The "core" CPI has risen at a 1.8% rate on a year-to-date basis, while core wholesale prices are flat over the past 12 months. GDP inflation is rising at only a 1% rate. Finally, the most important measure of economy-wide cost pressures - unit labor costs - have increased at less than a 1.5% rate over the past four quarters. We estimate the current base rate of inflation to be under 2%, and perhaps closer to 1%.

The combination of robust demand, rising output, and healthy productivity growth resulted in a strong rebound in corporate profits during both the first and second quarters. Following a dismal performance in 1998, corporate earnings for the companies within the S&P 500 increased by an estimated 10% during the first two quarters of this year.


FINANCIAL MARKET REVIEW

For the third consecutive quarter, stocks outperformed bonds, with the U.S. equity market rising to an all-time high in mid-May and again on the final day of the quarter. The massive global monetary reflation of the past 6-9 months, resulting in a sharp acceleration in the growth of money and credit, has been beneficial to global equities, and detrimental to fixed income markets. Equity markets have also benefitted from a boom in corporate mergers and acquisitions. Investors have become more confident that the U.S. economic boom is sustainable, and that pro-growth government policies outside the U.S. will eventually lead to a revival in global economic growth. However, the prospect of a global economic recovery has once again

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raised inflation fears, along with a tightening by the Federal Reserve, resulting in a steady rise in U.S. interest rates, and a decline in bond prices. Also putting upward pressure on bond yields was the record levels of new corporate and mortgage-backed bond issuance during the first half of the year.

The domestic bond market declined during the quarter, with the Lehman Brothers Aggregate index registering a negative return of 0.9%. As in the first quarter, the worst performing bond was the 30-year U.S. Treasury, which lost 3.7% in the quarter, and has a six-month negative total return of nearly 10%, its worst year-to-date performance in many years. The High-yield Bond Market, which tends to track the equity market somewhat more closely than the bond market, showed a slight gain in the quarter, and is up about 2.2% year-to-date 1999. Overseas bond markets declined by 7% in the six months, as measured by the Lehman Global Bond Index.

Domestic equity markets rose during the quarter by nearly 7% as measured by the S&P 500. However, the big story in domestic equities during the second quarter was the extraordinary group rotation and shift in leadership which took place, the most sudden and dramatic in many years, as the once mighty large capitalization consumer growth and healthcare sectors declined, while the economically-sensitive stock groups, such as aluminum, metals, machinery, chemicals, and papers, and small and mid-capitalization stocks rose sharply in value. Consequently, the Dow Jones Industrials, which has a heavy concentration of large-cap cyclicals, rose by 12% in the quarter, significantly outperforming the S&P 500, which has clearly evolved over the years into a large-cap "growth" stock index. The small-cap Russell 2000 rose by 15%, while the high technology-laden NASDAQ Composite rose by 9%, ending the quarter at an all-time record high. Consistent with these market trends, "value-style" equity fund managers generally outperformed "growth-style" managers for the first time in several years. Globally, the Dow Jones World (ex-U.S.) Equity Index is up roughly 7% through June.

The relative strength of cyclicals and small cap stocks was fully consistent with second quarter economic fundamentals. These stocks tend to outperform large cap growth stocks during periods of massive monetary stimulus, as we have seen over the past 6-9 months, accompanied by a broadly-based improvement in the corporate profit outlook. A rebound in the general industrial/manufacturing sector, a bottoming in world commodity prices, and improved prospects for a global industrial recovery are also supportive of cyclical and commodity-based stock groups.


ECONOMIC OUTLOOK

The U.S. economy appears to be on track to register an unprecedented fourth consecutive year of nearly 4% economic growth. There is very little evidence that the steady rise in market interest rates over the past nine months has negatively impacted the U.S. economy in any meaningful way. Continuation of the current expansion through February 2000, which appears highly likely, would replace the 1960's business expansion as the longest business cycle in American history. The factors which have contributed to the momentum in the economy over the past three quarters remain intact: a very strong labor market; rapid growth in consumer purchasing power; abundant credit availability; rising household wealth; and near record-high consumer confidence. And in the U.S. business sector, strong profitability and an intense desire by management to maintain global competitiveness and make productivity improvements will continue to fuel high levels of

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capital investment, particularly in high technology business equipment. Overall, we expect domestic real GDP to expand at a 3.5% rate during the remainder of this year.

At the same time, the outlook for inflation remains excellent. While it is possible that core inflation will drift modestly higher over the next 6-12 months, the rate of inflation is unlikely to move much above 2%. And in the very near term, U.S. corporate profits are likely to strengthen, following the downturn of late 1997 and 1998. Profits for the S&P 500 are likely to rise by 10% for all of 1999, significantly above our estimate of its long-term secular growth rate.

The outlook for economic growth outside the U.S. appears to be improving. In typical lagged response to the more than 150 central bank interest rate reductions which have been implemented since the global financial crisis of last summer and fall, economic activity in most foreign economies appears to be reviving. However, it must be emphasized that the world economic recovery during the remainder of 1999 and 2000 will be sluggish and uneven, and anyone anticipating a steady and robust world economic recovery will be disappointed. Many key economies of the world remain quite fragile and are in need of significant structural reform, particularly Japan, but also Germany and the emerging economies of Asia and Lain America, and these will likely be implemented very slowly over time. We are highly skeptical of the recent government GDP data coming out of Japan, and anticipate only minimal economic growth during the 1999-2000 period, given the weak fundamentals within the private sector, both business and household. The European Union will likely experience growth of 2% or less during 1999, with some moderate acceleration during 2000, while the economies of Latin America and emerging Asia, although in a bottoming process, are still quite fragile, and will likely experience only modest economic recovery. Overall, we expect World GDP to increase by 2.5% for all of calendar 1999, compared with around 2% during the "crisis year" of 1998, and 4% in both 1996 and 1997.

Looking beneath the favorable economic headlines, we remain concerned about several cyclical imbalances which could have a destabilizing influence on the economy beyond 1999. These include: the rapid growth in private sector debt, with consumer debt at a record share of GDP; the rapid increase in the money supply; excess capacity in many industries; the tightest labor market in three decades; the record U.S. current account deficit; and the heavy dependence of consumer spending on the strength of the U.S. equity market. In short, with the notable exception of inflation, the domestic economy is showing classic signs of overheating.


MARKET OUTLOOK

The single most important factor impacting the global financial markets during the next 6-12 months is the likely deterioration in monetary and liquidity conditions, as the massive central bank reflation of the past nine months is terminated and then gradually reversed, beginning with the U.S. Federal Reserve. It was principally the enormous central bank monetary stimulus in response to last summer's financial crisis that provided fuel for the global equity boom since last October. Looking forward, the combination of a revival in global economies, albeit gradual, along with a period of tightening by the Fed will lead to a progressive deterioration in liquidity/monetary conditions, raising the near-term cyclical risks for both stocks and bonds. Despite the Fed's declaration of neutrality at its June 29-30 FOMC meeting, we believe that

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additional monetary tightening by the Fed will be necessary to slow the pace of
U.S. economic growth below 3%, which the Fed views as the maximum rate of "non-inflationary growth."

The relative performance of the debt and equity markets during the remainder of 1999 will depend critically on the course of Federal Reserve policy. If the Fed moves decisively, and adopts a restrictive policy in response to what it perceives as an overheating economy, the bond market will outperform the equity market. Alternatively, if the Fed maintains a neutral policy in the face of a booming domestic economy, bond yields will drift higher, and bond prices lower, while the equity market is likely to sustain its current high valuation, albeit with considerable volatility, churning, and group rotation.

Beyond the near-term cyclical risks faced by both the equity and fixed income markets in this uncertain monetary environment, the longer-term fundamentals for each appear to be favorable. The combination of low inflation, a favorable government approach toward the conduct of monetary and fiscal policies, and beneficial demographic trends will all result in a decline in interest rates over time, and a rise in bond prices. These same trends are also beneficial to the equity market, in addition to greater stability of economic growth, rising productivity and corporate profitability, and the additional boost to corporate profitability from globalization and the revolution in information technology.

However, the bond market is far better positioned than the equity market in one critical respect: valuation. In a trend inflation environment of 2%, long-term treasury bonds with yields above 6% offer compelling long-term investment values, as do high-grade corporates and mortgage-backed bonds at market yields of 7-8%. Conversely, the domestic equity market appears to be significantly overvalued, given the current level of corporate earnings and interest rates. In addition to the rich valuation of U.S. equities, other symptoms of speculative excess can be seen in the record level of margin debt outstanding and the record pace of initial public offerings. Consequently, using a 12-month time horizon, high-grade bonds appear likely to outperform equities. In the absence of either a recession or a major acceleration in inflation, neither of which is probable, the equity market is unlikely to collapse, although a sell-off is likely if the Fed once again adopts a tightening bias. More likely, a prolonged period of sideways movement with considerable volatility lies ahead, which would permit the level of corporate earnings to "catch-up" with current stock prices.

In this highly volatile equity market environment, "value" managers should outperform "growth" managers, as during the most recent quarter. Also, cyclical stock groups will probably outperform both traditional consumer growth stocks and the high technology sector. Finally, while small capitalization stocks typically suffer relative underperformance during periods of restrictive monetary policy, from current depressed levels of valuation the Russell 2000 should outperform the S&P index using a 2-3 year time horizon.



                                                       Robert F. DeLucia
                                                       June 30, 1999

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                 CG CORPORATE INSURANCE VARIABLE UNIVERSAL LIFE
                       SCHEDULE OF CHANGES IN UNIT VALUES
                           PERIOD ENDED JUNE 30, 1999
                                   (UNAUDITED)

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                                                                                             Accumulation
                                              Date Initially  Accumulated     Accumulation    Unit Value    % Change    % Change
                                                 Funded        Unit Value      Unit Value     06/30/1999    Inception  12/31/1998
Sub-Account                                 (Inception Date)  at Inception    12/31/1998          YTD        to YTD      to YTD
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
CONTRACTS SOLD BEFORE MAY 1, 1998
Alger American Growth Portfolio                 02/24/1997      10.000000      17.174509       19.829791      98.30      15.46
Alger American MidCap Growth Portfolio          02/24/1997      10.000000      14.533269       16.332437      63.32      12.38
Alger American Small Capitalization Portfolio   03/31/1997      10.000000      14.358496       16.196344      61.96      12.80
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Bankers Trust - EAFE Equity Index Fund          03/08/1999      10.000000         **           10.560503       5.61        N/A
Bankers Trust - Small Cap Index Fund            03/08/1999      10.000000         **           11.375750      13.76        N/A
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CIGNA VP Investment Grade Bond Fund             05/11/1999      10.000000         **            9.866736      (1.33)       N/A
CIGNA VP Money Market Fund                      12/24/1996      10.008961*     10.861410       11.055707      10.46       1.79
CIGNA VP S&P 500 Index Fund                     02/24/1997      10.000000      15.363576       17.167465      71.67      11.74
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Fidelity VIP Equity-Income Portfolio            02/24/1997      10.000000      13.137868       14.737049      47.37      12.17
Fidelity VIP High Income Portfolio              01/29/1997      10.000000      10.930880       11.746216      17.46       7.46
Fidelity VIP II Investment Grade Bond Portfolio 01/29/1997      10.000000      11.693725       11.441104      14.41      (2.16)
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Janus Aspen Series Worldwide Growth Portfolio   02/24/1997      10.000000      14.538727       16.316538      63.17      12.23
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MFS Emerging Growth Series                      01/29/1997      10.000000      15.507615       17.412236      74.12      12.28
MFS Total Return Series                         02/24/1997      10.000000      12.791189       13.382863      33.83       4.63
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OCC Equity Portfolio                            02/24/1997      10.000000      13.156140       14.342632      43.43       9.02
OCC Managed Portfolio                           01/29/1997      10.000000      12.450284       13.285507      32.86       6.71
OCC Small Cap Portfolio                         02/24/1997      10.000000      10.821353       11.155577      11.56       3.09
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Templeton International Fund Class I            02/24/1997      10.000000      11.832899       12.988400      29.88       9.77
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CONTRACTS SOLD AFTER APRIL 30, 1998
Alger American Growth Portfolio                 01/21/1999      10.000000         **           11.544929      15.45        N/A
Alger American MidCap Growth Portfolio          01/21/1999      10.000000         **           11.470178      14.70        N/A
Alger American Small Capitalization Portfolio   06/17/1998      10.000000      10.616506       11.984214      19.84      12.88
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Bankers Trust - Small Cap Index Fund            04/21/1999      10.000000         **           10.610860       6.11        N/A
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CIGNA VP Investment Grade Bond Fund             06/02/1999      10.000000         **           10.004296       0.04        N/A
CIGNA VP Money Market Fund                      06/17/1998      10.000000         **           10.414756       4.15        N/A
CIGNA VP S&P 500 Index Fund                     06/17/1998      10.000000      11.162600       12.482423      24.82      11.82
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Fidelity VIP Equity-Income Portfolio            01/21/1999      10.000000         **           11.460838      14.61        N/A
Fidelity VIP High Income Portfolio              01/21/1999      10.000000         **           10.557538       5.58        N/A
Fidelity VIP II Investment Grade Bond Portfolio 06/17/1998      10.000000      10.474584       10.255861       2.56      (2.09)
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Janus Aspen Series Worldwide Growth Portfolio   01/21/1999      10.000000         **           10.943012       9.43        N/A
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MFS Emerging Growth Series                      01/21/1999      10.000000         **           10.985989       9.86        N/A
MFS Total Return Series                         05/17/1999      10.000000         **           10.068496       0.68        N/A
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OCC Managed Portfolio                           01/21/1999      10.000000         **           11.042339      10.42        N/A
OCC Small Cap Portfolio                         01/21/1999      10.000000         **           10.653471       6.53        N/A
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Templeton International Fund Class I            06/17/1998      10.000000       9.617966       10.564955       5.65       9.85
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

*      Accumulation unit value as of 12/31/96.

**     As of 12/31/1998, no contributions were invested in funds.

Accumulation Unit Values are net of charges against the assets of the Variable Account for the assumption of mortality and expense risks and for administrative expenses.

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THIS REPORT MAY BE DISTRIBUTED ONLY TO CURRENT CONTRACT HOLDERS OR TO PERSONS
WHO HAVE RECEIVED A CURRENT CORPORATE VARIABLE UNIVERSAL LIFE PROSPECTUS.



[LOGO]

NATIONAL DISTRIBUTOR
CIGNA FINANCIAL SERVICES, INC
ONE COMMERCIAL PLAZA
280 TRUMBULL STREET
HARTFORD, CT 06103

CIGNA RETIREMENT & INVESTMENT SERVICES
IS A DIVISION OF CIGNA

570564 7/1999

THIS REPORT MAY BE DISTRIBUTED ONLY TO CURRENT CONTRACT HOLDERS OR TO PERSONS WHO HAVE RECEIVED A CURRENT CORPORATE VARIABLE UNIVERSAL LIFE II PROSPECTUS.



[LOGO]

NATIONAL DISTRIBUTOR
CIGNA FINANCIAL SERVICES, INC
ONE COMMERCIAL PLAZA
280 TRUMBULL STREET
HARTFORD, CT 06103

CIGNA RETIREMENT & INVESTMENT SERVICES
IS A DIVISION OF CIGNA

570565 7/1999